    As filed with the Securities and Exchange Commission on February 7, 2005.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ALDABRA ACQUISITION CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                      20-1918691
----------------------------------------                  ------------------
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                          Identification No.)

ROCKEFELLER PLAZA, 620 FIFTH AVENUE, 3RD FLOOR
              NEW YORK, NEW YORK                                 10020
-----------------------------------------------           ------------------
   (Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [X]

Securities Act registration statement file
number to which this form relates:                               333-121610
                                                               ---------------
                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                             Name of Each Exchange on Which
  to be Registered                              Each Class is to be Registered
-----------------------                     ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK PURCHASE WARRANTS
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading
         "Description of Securities" in the registration statement to which this
         Form 8-A relates (File No. 333-121610). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Amended and Restated Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Warrant Agreement between Continental Stock Transfer and Trust
         Company and the Registrant

     *   Incorporated by reference from the Company's Registration Statement on
         Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on December 23, 2004.

                                        2

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 ALDABRA ACQUISITION CORPORATION

Date:  February 4, 2005                          By: /s/ Jason Weiss
                                                     ----------------
                                                     Jason Weiss
                                                     Chief Executive Officer

                                        3